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                                  CorpExec VUL

          Corporate Executive Series Variable Universal Life Insurance

                                  Investing in
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

                        Supplement Dated August 25, 2006
                To Prospectus Dated May 1, 2006, as supplemented


         This supplement amends the May 1, 2006 Prospectus for the CorpExec VUL:
NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies (the "Policies"), as supplemented. You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2006 Prospectus and the May 1, 2006 and August 15, 2006 supplements to the Prospectus for the Policies. The terms We use in this supplement have the same meanings as in the Prospectus for the Policies.

         The purpose of this supplement is to amend the description of Distribution and Compensation Arrangements. Keeping this purpose in mind, please note the following:

         On page 75 of the Prospectus, in the fourth paragraph under the section entitled, "Distribution and Compensation Arrangements," delete the phrase, "5% for Policy Years 5-7," and replace it with, "5.25% for Policy Years 5-7."


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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010